U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2004
Date of Report (Date of earliest event reported)

StockerYale, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-27372 (Commission File No.)	04-2114473 (IRS Employer Identification No.)

32 Hampshire Road, Salem, New Hampshire
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(603) 893-8778

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(C) Exhibits

     Press Release, issued July 26, 2004.

Item 12. Results of Operation and Financial Condition

     On July 26, 2004, StockerYale issued the press release attached hereto as Exhibit 99.1 concerning results for its second quarter ended June 30, 2004. The press release is incorporated herein by this reference.

    This press release has been changed from its original to correct an error in the section, "Notice to Investors", regarding the review of the quarterly financial information by the Company's independent registered public accounting firm, Vitale, Caturano & Company PC. Vitale, Caturano & Company did review the Company's financial statements for the quarter and six months ending June 30, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StockerYale, Inc.

Date:	July 26, 2004	By:	/s/ Francis J. O'Brien Francis J. O'Brien Chief Financial Officer and Secretary
2 / STKR /	END	FORM 8-K